UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2021

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

United Insurance Holdings Corp. ("UPC Insurance" or the "Company") successfully renewed its all other perils catastrophe excess of loss agreement (the "AOP CAT" agreement) and its personal property excess per risk agreement (the "Personal Lines XPR" agreement). These agreements provide coverage for in-force, new and renewal business.

Effective January 1, 2021, UPC Insurance, through its wholly owned insurance subsidiaries American Coastal Insurance Company, United Property and Casualty Insurance Company, and Family Security Insurance Company, Inc., renewed the AOP CAT agreement with private reinsurers all rated A- or better by A.M. Best. The agreement provides protection in excess of $15 million from all catastrophe loss events other than named windstorms and earthquakes up to $110 million. Additionally, we increased our aggregate protection provided under this agreement by adding a reinstatement to the first $45 million of limit provided by the program.

Effective January 1, 2021, UPC Insurance, through its wholly owned insurance subsidiaries United Property and Casualty Insurance Company, Family Security Insurance Company, Inc., and Interboro Insurance Company, renewed the Personal Lines XPR agreement with a private reinsurer. The agreement provides $2.5 million of limit excess of $1.5 million to limit the Company's personal property exposure to non-catastrophe losses from any one claim. The reinsurer's maximum liability for all losses during the treaty period is $7.5 million.

This Item 8.01 may contain forward-looking statements about our reinsurance program and related attachment point, total coverage and costs. These statements are subject to the Private Securities Litigation Reform Act of 1995 and are based on management's estimates, assumptions and projections. These forward-looking statements can generally be identified as such because the context of the statement includes words such as estimate, expect or words of similar nature. The actual changes to our reinsurance program and related attachment point, total coverage and costs may differ materially from those discussed in this report, depending on our reinsurers' capacity to pay claims and related adjustment provisions in our agreements with the private reinsurers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
January 11, 2021	By:	/s/ B. Bradford Martz
B. Bradford Martz President and Chief Financial Officer